68 68 70 217 217 218 180 180 182 142 142 145 51 51 53 83 40 79 KKR Real Estate Finance Trust Inc. 230 203 227 3rd Quarter 2018 Supplemental Information 205 151 200 179 98 172 62 30 59 November 5, 2018

Legal Disclosures This presentation has been prepared for KKR Real Estate Finance Trust Inc. (NYSE: KREF) for the benefit of its stockholders. This presentation is solely for informational purposes in connection with evaluating the business, operations and financial results of KKR Real Estate Finance Trust Inc. and its subsidiaries (collectively, "KREF“ or the “Company”). This presentation is not and shall not be construed as an offer to purchase or sell, or the solicitation of an offer to purchase or sell, any securities, any investment advice or any other service by KREF. Nothing in this presentation constitutes the provision of any tax, accounting, financial, investment, regulatory, legal or other advice by KREF or its advisors. This presentation may not be referenced, quoted or linked by website by any third party, in whole or in part, except as agreed to in writing by KREF. This presentation contains certain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, which reflect the Company’s current views with respect to, among other things, its future operations and financial performance. You can identify these forward looking statements by the use of words such as “outlook,” “believe,” “expect,” “potential,” “continue,” “may,” “should,” “seek,” “approximately,” “predict,” “intend,” “will,” “plan,” “estimate,” “anticipate,” the negative version of these words, other comparable words or other statements that do not relate strictly to historical or factual matters. The forward-looking statements are based on the Company’s beliefs, assumptions and expectations, taking into account all information currently available to it. These beliefs, assumptions and expectations can change as a result of many possible events or factors, not all of which are known to the Company or are within its control. Such forward-looking statements are subject to various risks and uncertainties, including, among other things: the general political, economic and competitive conditions in the United States and in any foreign jurisdictions in which the Company invests; the level and volatility of prevailing interest rates and credit spreads; adverse changes in the real estate and real estate capital markets; general volatility of the securities markets in which the Company participates; changes in the Company’s business, investment strategies or target assets; difficulty in obtaining financing or raising capital; adverse legislative or regulatory developments; reductions in the yield on the Company’s investments and increases in the cost of the Company’s financing; acts of God such as hurricanes, earthquakes and other natural disasters, acts of war and/or terrorism and other events that may cause unanticipated and uninsured performance declines and/ or losses to the Company or the owners and operators of the real estate securing the Company’s investments; deterioration in the performance of properties securing the Company’s investments that may cause deterioration in the performance of the Company’s investments and, potentially, principal losses to the Company; defaults by borrowers in paying debt service on outstanding indebtedness; the adequacy of collateral securing the Company’s investments and declines in the fair value of the Company’s investments; adverse developments in the availability of desirable investment opportunities whether they are due to competition, regulation or otherwise; difficulty in successfully managing the Company’s growth, including integrating new assets into the Company’s existing systems; the cost of operating the Company’s platform, including, but not limited to, the cost of operating a real estate investment platform and the cost of operating as a publicly traded company; the availability of qualified personnel and the Company’s relationship with our Manager; KKR controls the Company and its interests may conflict with those of the Company’s stockholders in the future; the Company’s qualification as a REIT for U.S. federal income tax purposes and the Company’s exclusion from registration under the Investment Company Act of 1940; authoritative GAAP or policy changes from such standard-setting bodies such as the Financial Accounting Standards Board, the Securities and Exchange Commission (the “SEC”), the Internal Revenue Service, the New York Stock Exchange and other authorities that the Company is subject to, as well as their counterparts in any foreign jurisdictions where the Company might do business; and other risks and uncertainties, including those described under Part I—Item 1A. “Risk Factors” of the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2017, filed with the SEC on February 28, 2018, as such factors may be updated from time to time in the Company’s periodic filings with the SEC, which are accessible on the SEC’s website at www.sec.gov. Accordingly, there are or will be important factors that could cause actual outcomes or results to differ materially from those indicated in this presentation. These factors should not be construed as exhaustive and should be read in conjunction with the other cautionary statements and information included in this presentation and in the Company’s filings with the SEC. All forward looking statements in this presentation speak only as of November 5, 2018. KREF undertakes no obligation to publicly update or review any forward- looking statements, whether as a result of new information, future developments or otherwise, except as required by law. All financial information in this presentation is as of September 30, 2018 unless otherwise indicated. This presentation also includes non-GAAP financial measures, including Core Earnings, Core Earnings per Weighted Average Share, Net Core Earnings and Net Core Earnings per Weighted Average Share. Such non-GAAP financial measures should be considered only as supplemental to, and not as superior to, financial measures prepared in accordance with U.S. GAAP. Please refer to the Appendix of this presentation for a reconciliation of the non-GAAP financial measures included in this presentation to the most directly comparable financial measures prepared in accordance with U.S. GAAP. 2

3Q’18 Key Highlights • Net Income(1) of $20.8 million or $0.37 per share • Net Core Earnings(2) of $21.4 million or $0.38 per share Financials • Book value of $1,146.3 million or $19.76 per share in 3Q compared to $1,051.1 million or $19.82 per share in 2Q • Paid 3Q dividend of $0.43 per share, equating to a 8.6% annualized dividend yield(3) • Originated $680.5 million of floating-rate senior loans Originations • LTM originations of $2.2 billion • Subsequent to quarter end, originated $122.0 million of floating-rate senior loans • Outstanding total loan portfolio of $3.4 billion, up 14% from 2Q Total Portfolio • Senior loans weighted average LTV of 68%(4) • Weighted average risk rating of 2.9 (Average Risk) • $0.7 billion of undrawn financing capacity • Completed a public offering of 5.0 million shares, raising net proceeds of $98.3 million • Closed a $200.0 million asset specific financing facility providing matched-term Capitalization financing on a non-mark to market basis • Added $250.0 million of term credit facility capacity • Subsequent to quarter end, increased term loan financing facility by $400.0 million to $1.0 billion • 98% of the portfolio is floating-rate Interest Rate • A 50 basis point increase in one-month USD LIBOR would increase net interest Sensitivity income by $3.8 million or $0.07 per share over the next twelve months(5) Note: Net income attributable to common stockholders per share and Net Core Earnings per share are based on diluted weighted average shares outstanding as of September 30, 2018; book value per share and increase in net interest income per share due to an increase in one-month USD LIBOR are based on shares outstanding at September 30, 2018. (1) Represents Net Income attributable to common stockholders. (2) See Appendix for definition and reconciliation to financial results prepared in accordance with GAAP. (3) Based on KREF closing price of $19.89 as of November 5, 2018. (4) LTV is generally based on the initial loan amount divided by the as-is appraised value as of the date the loan was originated. (5) Assumes spot one-month USD LIBOR rate of 2.26%. 3

3Q’18 Financial Summary Income Statement Balance Sheet ($ in Millions, except per share data) ($ in Millions, except per share data) 3Q18 3Q18 Net Interest Income $28.6 Total Portfolio $3,382.6 Secured Debt Outstanding Face Other Income 1.6 1,543.6 Amount Operating Expenses and Other (9.4) Convertible Notes Face Amount 143.8 Net Income Attributable to $20.8 Term Loan Facility 582.5 Common Stockholders (2) Weighted Average Shares Asset Specific Financing - 55,921,655 Outstanding, Diluted Senior Loan Interests(3) 150.5 Net Income Per Share $0.37 Total Leverage $2,420.3 (1) $21.4 Net Core Earnings, Diluted Total Stockholders' Equity 1,146.3 Net Core Earnings per Share(1) $0.38 Cash 192.8 (4) Dividend per Share $0.43 Debt-to-Equity Ratio 1.3x Total Leverage Ratio(5) 1.9x Shares Outstanding 58,022,590 Book Value per Share $19.76 (1) See Appendix for definition and reconciliation to financial results prepared in accordance with GAAP. (2) Subsequent to quarter end, borrowed $55.0 million. (3) Loan Participations Sold, which resulted from non-recourse sales of senior loan interests in loans KREF originated. (4) Represents (i) secured debt outstanding face amount (excluding non-recourse term loan facility), and convertible notes less cash to (ii) total stockholders’ equity. (5) Represents (i) secured debt outstanding face amount, term loan facility, convertible notes, loan participations sold, and non-consolidated senior loan interests less cash to (ii) total stockholders’ equity. 4

Recent Operating Performance

- 3Q 2018 Net Income attributable to common stockholders of $20.8 million or $0.37 per share
- Net Core Earnings[1] of $21.4 million or $0.38 per share up 18% QoQ when compared to 2Q Net Core Earnings excluding gain on sale of CMBS B-Piece investments
- Book value of $1,146.3 million or $19.76 per share in 3Q compared to $1,051.1 million or $19.82 per share in 2Q
- Paid 3Q dividend of $0.43 per share on October 12, 2018, equating to a 8.6% annualized dividend yield based on KREF closing price of $19.89 as of November 5, 2018 and 8.7% based on 3Q book value per share

Net Income[2] and Net Core Earnings[1]

Net income per share:			
$0.32	$0.44	$0.44	$0.37
Net core earnings per share:			
$0.32	$0.35	$0.71	$0.38

($ in Millions)



$19.4 million, or $0.37 per share, of Net Core Earnings increase was related to the gain on sale of CMBS B-Piece investments
$37.5
$17.0
$17.1
$23.3
$18.9
$23.5
$20.8
$21.4
4Q'17
1Q'18
2Q'18
3Q'18
Net Income
Net Core Earnings

Dividends and Book Value Per Share

Book value per share:			
$19.73	$19.79	$19.82	$19.76
Dividend per share:			
$0.37	$0.40	$0.43	$0.43



7.5%
8.1%
8.7%
8.7%
4Q'17
1Q'18
2Q'18
3Q'18
Annualized dividend yield based on book value per share

(1) See Appendix for definition and reconciliation to financial results prepared in accordance with GAAP.
(2) Represents Net Income attributable to common stockholders.

5

KKR REAL ESTATE FINANCE TRUST

3Q’18 Loan Originations Summary of 3Q’18 Originations Outstanding Portfolio ($ in Millions) 4 • New loans originated $3,769 ($281) Future $386 Funding Obligations(2) $681mm • Committed to new loans $704 100% • Senior loans 100% • Floating-rate loans +14% $3,383 $2,960 73% • Weighted average LTV • Weighted average L+3.2% coupon • Weighted average 11.6% underwritten IRR(1) 2Q'18 3Q'18 3Q'18 3Q'18 Portfolio Fundings Repayments Portfolio (1) See Appendix for definition. (2) Future funding obligations are generally contingent upon certain events and may not result in investment by us. 6

YTD Loan Originations • YTD September 30, 2018, originations of $1.8 billion of floating-rate senior loans • Subsequent to quarter-end, originated two floating-rate senior loans totaling $122.0 million, bringing YTD originations to $1.9 billion • Current total portfolio of $3.5 billion(1), up $1.4 billion or 69% since December 31, 2017 Summary of YTD Originations(1) Growth in Total Loan Originations(2) ($ in Millions) 14 • New loans originated $1,943 +49% $1,943 $1,483 $1,301 $1,943mm • Committed to new loans $540 100% • Senior loans 2016 2017 YTD 2018 YTD 2017 YTD 2018 100% • Floating-rate loans Average Loan Size Originated(2) ($ in Millions) 70% • Weighted average LTV +17% $139 $139 $124 $118 • Weighted average $108 L+3.0% coupon • Weighted average 11.8% underwritten IRR(3) 2016 2017 YTD 2018 YTD 2017 YTD 2018 (1) As of November 2, 2018. (2) YTD 2018 represents through November 2, 2018 and YTD 2017 represents through November 2, 2017. (3) See Appendix for definition. 7

3Q’18 Loan Originations – Case Studies Investment Seattle Office Seattle Multifamily Loan Type Floating-Rate Senior Loan Floating-Rate Senior Loan Loan Size $172 million $93 million Location Seattle, WA Seattle, WA Collateral 343k SF, 2 building, class-A office 18-story, class-A multifamily Loan Purpose Refinance Refinance LTV(1) 65% 79% Investment Date September 2018 September 2018 Asset Photos (1) LTV based on initial loan amount divided by the as-is appraised value as of the date the loan was originated. 8

3Q’18 Loan Originations – Case Studies Investment Atlanta & Tampa Multifamily Atlanta Industrial Loan Type Floating-Rate Senior Loan Floating-Rate Senior Loan Loan Size $341 million $75 million Location Atlanta, GA and Tampa, FL Atlanta, GA Collateral 2,640-unit, class-A- / B+ multifamily portfolio 1.1mm SF, 16 building, class-B+ industrial Loan Purpose Refinance Refinance LTV(1) 75% 74% Investment Date July 2018 July 2018 Asset Photos (1) LTV based on initial loan amount divided by the as-is appraised value as of the date the loan was originated. 9

KREF Portfolio by the Numbers • Outstanding total portfolio of $3.4 billion as of September 30, 2018 • 62% increase in portfolio size since December 31, 2017 and 168% since June 30, 2017 (first quarter-end post IPO) • Office and multifamily loans comprise 87% of the portfolio Total Portfolio Growth Property Type(2) ($ in Millions) ($ in Millions) (1) Current Portfolio: $3.5 billion $1,742 • Office YTD increase of 120% Including loans closed subsequent to quarter end • Multifamily YTD increase of 120% • Retail YTD decrease of 51% 4Q'17 3Q'18 $3,383 $2,960 +168% $1,158 $2,474 $2,083 $791 $1,812 $1,265 $527 $263 $205 $182 $129 $134 $131 $43 $8 2Q'17 3Q'17 4Q'17 1Q'18 2Q'18 3Q'18 Office Multifamily Retail Condo Industrial Hospitality (Residential) (1) As of November 2, 2018. (2) Chart based on total assets. Total assets reflect the principal amount outstanding of our senior and mezzanine loans. 10

3Q’18 KREF Portfolio by the Numbers

- $3.4 billion portfolio comprised of 37 investments
- Portfolio weighted average LTV of 68%[(1)]

Geography[(2)]



Note: Map does not include Midwest Mezzanine portfolio ($5.5 million)



Other 26%
NY 25%
GA 13%
WA 10%
CA 9%
MN 7%
FL 6%
CO 5%

Investment Type[(3)]



CMBS 1%
Mezz 1%
Senior Loans 98%

Interest Rate Type



Fixed 2%
Floating 98%

Property Type[(2)]



Retail 4%
Hospitality <1%
Industrial 4%
Condo (Residential) 5%
Multifamily 35%
Office 52%

Note: The charts above are based on total assets. Total assets reflect (i) the principal amount of our senior and mezzanine loans and (ii) the cost basis of our CMBS B-Pieces, net of VIE liabilities. In accordance with GAAP, we carry our CMBS B-Pieces at fair value, which we valued above our cost basis as of September 30, 2018.

(1) LTV is generally based on the initial loan amount divided by the as-is appraised value as of the date the loan was originated. See page 16 for additional details.
(2) Excludes CMBS B-Pieces.
(3) Senior loans include senior mortgages and similar credit quality loans, including related contiguous junior participations in senior loans where KREF has financed a loan with structural leverage through the non-recourse sale of a corresponding first mortgage.

11

KKR REAL ESTATE FINANCE TRUST

Portfolio Credit Quality Remains Strong • KREF’s loan portfolio is 100% performing, with no defaulted or impaired loans • The securities portfolio is performing as expected Loan-to-Value(1,2) Risk Rating Distribution(2,4) (% of total portfolio) (% of portfolio) Weighted Average Weighted Average LTV(3): 67% 86% Risk Rating(3): 2.9 2Q’18 2Q’18 33% 31% 16% 13% 12% 9% 1% 1 2 3 4 5 1% 0 7 27 1 0 0% - 60% 60% - 65% 65% - 70% 70% - 75% 75% - 80% 80% - 85% Loan Count Weighted Average 87% Weighted Average 3Q’18 LTV(3): 68% 3Q’18 Risk Rating(3): 2.9 28% 26% 20% 16% 13% 10% 0% 0% 1 2 3 4 5 0% - 60% 60% - 65% 65% - 70% 70% - 75% 75% - 80% 80% - 85% 0 8 27 0 0 Loan Count (1) LTV is generally based on the initial loan amount divided by the as-is appraised value as of the date the loan was originated. (2) Includes non-consolidated senior interests. (3) Weighted average is weighted by current principal amount for all but one of our senior and mezzanine loans and by net equity for our CMBS B-Pieces. (4) Excludes CMBS B-Pieces. 12

Financing Overview

- Total financing capacity of $2.9 billion(1) with $0.7 billion of undrawn capacity
- Entered into $200.0 million asset specific financing facility providing matched-term financing on a non-mark to market basis
- Upsized Wells Fargo Repurchase Facility from $750.0 million to $1.0 billion
- Subsequent to quarter-end, increased Term Loan Facility from $600.0 million to $1.0 billion

Summary of Outstanding Financing

($ in Millions)	Maximum Capacity	Outstanding Face Amount	Weighted Average Coupon
Term Credit Facilities	$2,000(2)	$1,544	L+1.9%
Asset Specific Financing	$200	--	--
Convertible Notes	$144	$144	6.1%
Corporate Revolving Facility	$75	--	--
Total Corporate Obligations	**$2,419**	**$1,687**	
Term Loan Facility	$600	$582	L+1.4%
Senior Loan Interests(3)	$150	$150	L+1.9%
Total Leverage	**$3,169**	**$2,420**	

Leverage Ratios


0.8x
1.0x
1.2x
1.3x
1.2x
1.8x
1.3x
1.9x
4Q'17
1Q'18
2Q'18
3Q'18
Debt-to-Equity Ratio(4)
Total Leverage Ratio(5)

(1) Excludes Senior Loan Interests.
(2) Subject to customary conditions, KREF is permitted to request the Morgan Stanley facility be further increased by an additional $150 million, which is not included in the maximum capacity.
(3) Includes $83.9 million of Loan Participations Sold and $66.6 million of Non-Consolidated Senior Interests, which result from non-recourse sales of senior loan interests in loans KREF originated.
(4) Represents (i) facilities outstanding face amount (excluding non-recourse term loan facility), and convertible notes less cash to (ii) total stockholders' equity.
(5) Represents (i) facilities outstanding face amount, convertible notes, loan participations sold, and non-consolidated senior loan interests less cash to (ii) total stockholders' equity.

13

KKR REAL ESTATE FINANCE TRUST

Interest Rate Sensitivity • KREF benefits in a rising rate environment • 98% of the portfolio is indexed to one-month USD LIBOR • A 50 basis point increase in one-month USD LIBOR would increase net interest income by $3.8 million or $0.07 per share over the next 12 months(1)(2) Net Interest Income Sensitivity to LIBOR Increases(1)(2) ($ in Millions) $16.0 $15.2 $14.0 $12.0 $11.4 $10.0 $8.0 $7.6 $6.0 $3.8 $4.0 $2.0 $0.0 0.50% 1.00% 1.50% 2.00% Change in LIBOR (1) As of September 30, 2018, assumes loans are drawn up to maximum approved advance rate based on current principal amount; per share amount assumes 58,022,590 shares outstanding. (2) Assumes spot one-month USD LIBOR rate of 2.26%. 14

68 68 70 217 217 218 180 180 182 142 142 145 51 51 53 83 40 79 230 203 227 205 151 200 179 98 172 62 30 59 Appendix 15

Portfolio Details

#	Investment	Location	Property Type	Investment Date	Committed Principal Amount	Current Principal Amount	Net Equity[2]	Future Funding[3]	Coupon[4][5]	Max Remaining Term (Yrs)[4][6]	LTV[4][7]
Senior Loans[1]											
1	Senior Loan	Queens, NY	Office	5/9/2018	$350.0	$232.8	$128.8	$117.2	L + 3.3%	4.7	71%
2	Senior Loan	Atlanta, GA / Tampa, FL	Multifamily	7/31/2018	341.0	332.6	81.3	8.4	L + 3.2%	4.9	75%
3	Senior Loan	New York, NY	Condo (Resi)	8/4/2017	239.2	181.6	71.9	0.0	L + 4.8%	1.8	62%
4	Senior Loan	Boston, MA	Office	5/23/2018	213.7	195.4	31.2	18.3	L + 2.4%	4.7	69%
5	Senior Loan	Minneapolis, MN	Office	11/13/2017	181.8	151.3	39.2	30.5	L + 3.8%	4.2	75%
6	Senior Loan	Seattle, WA	Office	9/13/2018	172.0	162.1	38.8	9.9	L + 3.7%	5.0	65%
7	Senior Loan	San Diego, CA	Office	9/9/2016	168.0	157.5	41.9	10.5	L + 4.2%	3.0	71%
8	Senior Loan	Philadelphia, PA	Office	6/19/2018	165.0	140.9	25.8	24.1	L + 2.5%	4.8	71%
9	Senior Loan	Irvine, CA	Office	4/11/2017	162.1	138.9	41.2	23.2	L + 3.9%	3.6	62%
10	Senior Loan	Portland, OR	Retail	10/26/2015	155.0	123.0	47.3	32.0	L + 5.5%	2.1	61%
11	Senior Loan	North Bergen, NJ	Multifamily	10/23/2017	150.0	143.6	37.9	6.4	L + 4.3%	4.1	57%
12	Senior Loan	Brooklyn, NY	Office	3/30/2017	132.3	113.4	39.7	18.9	L + 4.4%	3.5	68%
13	Senior Loan	Atlanta, GA	Office	8/15/2017	119.0	97.4	13.5	5.4	L + 3.0%	3.9	66%
14	Senior Loan	Honolulu, HI	Multifamily	8/23/2017	105.0	100.0	24.5	5.0	L + 4.0%	3.9	66%
15	Senior Loan	Crystal City, VA	Office	9/14/2016	103.5	90.1	23.0	13.4	L + 4.5%	3.0	59%
16	Senior Loan	Seattle, WA	Multifamily	9/7/2018	93.0	93.0	92.5	0.0	L + 2.6%	4.9	79%
17	Senior Loan	Westbury, NY	Multifamily	3/8/2018	89.0	87.1	12.8	1.9	L + 3.1%	4.5	69%
18	Senior Loan	New York, NY	Multifamily	3/29/2018	86.0	86.0	12.4	0.0	L + 2.6%	4.5	48%
19	Senior Loan	Denver, CO	Multifamily	2/28/2017	85.9	82.4	15.7	0.0	L + 3.8%	3.4	75%
20	Senior Loan	Denver, CO	Multifamily	8/4/2017	81.0	81.0	19.8	0.0	L + 4.0%	3.8	73%
21	Senior Loan	Seattle, WA	Office	3/20/2018	80.7	80.7	20.9	0.0	L + 3.5%	4.5	65%
22	Senior Loan	Orlando, FL	Multifamily	3/28/2018	80.0	70.7	12.8	9.3	L + 2.8%	4.5	70%
23	Senior Loan	St Paul, MN	Office	1/16/2018	75.5	70.3	17.4	5.2	L + 3.6%	4.4	73%
24	Senior Loan	Queens, NY	Industrial	7/21/2017	75.1	61.9	15.6	13.2	L + 3.7%	3.8	72%
25	Senior Loan	New York, NY	Multifamily	10/7/2016	74.5	72.8	23.8	1.7	L + 4.4%	3.1	68%
26	Senior Loan	Atlanta, GA	Industrial	7/24/2018	74.5	68.8	68.3	5.7	L + 2.7%	4.9	74%
27	Senior Loan	Atlanta, GA	Office	5/12/2017	61.9	53.8	14.1	8.1	L + 4.0%	3.7	71%
28	Senior Loan	Nashville, TN	Office	5/19/2016	55.0	53.5	14.1	1.5	L + 4.3%	3.3	70%
Total / Weighted Average					**$3,769.7**	**$3,322.6**	**$1,026.1**	**$369.9**	**L + 3.6%**	**4.0**	**68%**
Mezzanine Loans											
1 - 6	Fixed Rate Mezzanine	Various	Various	Various	26.2	26.2	26.2	-	10.6%	6.6	77%
Total / Weighted Average					**$26.2**	**$26.2**	**$26.2**	**-**	**10.6%**	**6.6**	**77%**
CMBS											
Total / Weighted Average					**$74.9**	**$58.7**	**$33.8**	**$16.2**	**3.7%**	**8.9**	**60%**
Portfolio Total / Weighted Average					**$3,870.8**	**$3,407.5**	**$1,086.1**	**$386.1**	**5.9%**	**4.1**	**68%**
3Q18 Outstanding Portfolio[8]											**$3,382.6**

(1) Senior loans include senior mortgages and similar credit quality investments, including junior participations in our originated senior loans for which we have syndicated the senior participations and retained the junior participations for our portfolio.
(2) Net equity reflects (i) the amortized cost basis of our loans, net of borrowings; (ii) the cost basis of our CMBS B-Pieces, net of VIE liabilities; and (iii) the cost basis of our investment in RECOP.
(3) Represents Committed Principal Amount less Current Principal Amount on Senior Loans with the exception of Senior Loan 13 and Senior Loan 19, for which the future funding commitment is held by the syndicated senior participation; there is no future funding on mezzanine loans or CMBS with the exception of $16.2 million of remaining commitment to RECOP.
(4) Weighted averages are weighted by current principal amount for senior loans and mezzanine loans; weighted averages are weighted by net equity for CMBS B-Pieces; weighted average coupon calculation includes one-month USD LIBOR for floating-rate Mezzanine Loans.
(5) L = one-month USD LIBOR rate; spot one-month USD LIBOR rate of 2.26% included in portfolio-wide averages represented as fixed rates.
(6) Max remaining term (years) assumes all extension options are exercised, if applicable.
(7) For senior and mezzanine loans, loan-to-value ratio ("LTV") is based on the initial loan amount divided by the as-is appraised value as of the date the loan was originated; for Senior Loan 3, LTV is based on the current principal amount divided by the adjusted appraised gross sellout value net of sales cost; for CMBS B-Pieces, LTV is based on the weighted average LTV of the underlying loan pool at issuance.
(8) Represents Current Principal Amount of Senior Loans and Mezzanine Loans and Net Equity Amount for CMBS.

16

KKR REAL ESTATE FINANCE TRUST

Fully Extended Loan Maturities • Fully extended weighted average loan maturity of 4.0 years(1) Fully Extended Loan Maturities(1) ($ in Millions) $1,800 $1,620.4 $1,600 $1,400 $1,200 $1,077.2 $1,000 $800 $600 $400 $304.6 $320.4 $200 $8.0 $18.2 $0 2019 2020 2021 2022 2023 2024 2025 2026 Fully extended maturity (1) Excludes CMBS and RECOP; includes non-consolidated senior interests. 17

Consolidated Balance Sheets (in thousands - except share and per share data) September 30, 2018 December 31, 2017 Assets Cash and cash equivalents $ 192,771 $ 103,120 Restricted cash - 400 Commercial mortgage loans, held-for-investment, net 3,261,878 1,888,510 Equity method investments, at fair value 24,745 14,390 Accrued interest receivable 12,395 8,423 Other assets 20,046 7,239 Commercial mortgage loans held in variable interest entities, at fair value 1,100,089 5,372,811 Total Assets $ 4,611,924 $ 7,394,893 Liabilities and Equity Liabilities Secured financing agreements, net $ 2,115,954 $ 964,800 Convertible notes, net 137,339 - Loan participations sold, net 83,442 81,472 Accounts payable, accrued expenses and other liabilities 2,236 2,465 Dividends Payable 25,235 19,981 Accrued interest payable 6,376 1,623 Due to affiliates 7,700 4,442 Variable interest entity liabilities, at fair value 1,086,939 5,256,926 Total Liabilities 3,465,221 6,331,709 Commitments and Contingencies Temporary Equity Redeemable noncontrolling interests in equity of consolidated joint venture - 3,090 Redeemable preferred stock 402 949 Permanent Equity Preferred stock, 50,000,000 authorized (1 share with par value of $0.01 issued and outstanding as of September 30, - - 2018 and December 31, 2017) Common stock, 300,000,000 authorized (58,022,590 and 53,685,440 shares with par value of $0.01 issued and 580 537 outstanding as of September 30, 2018 and December 31, 2017, respectively) Additional paid-in capital 1,154,113 1,052,851 Retained earnings 5,763 6,280 Repurchased stock, 723,507 and 26,398 shares repurchased as of September 30, 2018 and December 31, 2017, (14,155) (523) respectively Total KKR Real Estate Finance Trust Inc. stockholders’ equity 1,146,301 1,059,145 Total Permanent Equity 1,146,301 1,059,145 Total Liabilities and Equity $ 4,611,924 $ 7,394,893 18

Consolidated Statements of Income (in thousands - except share and per share data) For the Three Months Ended For the Nine Months Ended September 30, June 30, September 30, September 30, September 30, 2018 2018 2017 2018 2017 Net Interest Income Interest income $ 51,895 $ 40,363 $ 24,408 $ 123,952 $ 54,760 Interest expense 23,337 18,798 5,414 52,825 12,592 Total net interest income 28,558 21,565 18,994 71,127 42,168 Other Income Realized gain on sale of investments - 13,000 - 13,000 - Change in net assets related to consolidated variable interest entities 379 (6,408) 4,025 2,460 12,810 Income from equity method investments 747 789 115 2,084 461 Other income 476 602 177 1,239 616 Total other income (loss) $ 1,602 $ 7,983 $ 4,317 $ 18,783 $ 13,887 Operating Expenses General and administrative 1,653 1,686 1,339 6,002 3,254 Management fees to affiliate 4,164 3,913 3,989 12,016 9,513 Incentive compensation to affiliate 3,286 - - 3,286 - Total operating expenses 9,103 5,599 5,328 21,304 12,767 Income (Loss) Before Income Taxes, Noncontrolling Interests and Preferred Dividends 21,057 23,949 17,983 68,606 43,288 Income tax expense (benefit) 85 (33) 120 227 388 Net Income (Loss) 20,972 23,982 17,863 68,379 42,900 Redeemable Noncontrolling Interests in Income (Loss) of Consolidated Joint Venture - 29 54 63 134 Noncontrolling Interests in Income (Loss) of Consolidated Joint Venture - - 377 - 801 Net Income Attributable to KKR Real Estate Finance Trust Inc. and Subsidiaries 20,972 23,953 17,432 68,316 41,965 Preferred Stock Dividends and Redemption Value Adjustment 151 470 93 395 181 Net Income (Loss) Attributable to Common Stockholders $ 20,821 $ 23,483 $ 17,339 $ 67,921 $ 41,784 Net Income (Loss) Per Share of Common Stock, Basic $ 0.37 $ 0.44 $ 0.32 $ 1.26 $ 0.98 Net Income (Loss) Per Share of Common Stock, Diluted $ 0.37 $ 0.44 $ 0.32 $ 1.25 $ 0.98 Weighted Average Number of Shares of Common Stock Outstanding, Basic 55,903,126 53,064,585 53,696,967 54,111,272 42,501,356 Weighted Average Number of Shares of Common Stock Outstanding, Diluted 55,921,655 53,069,866 53,697,041 54,132,331 42,501,530 Dividends Declared per Share of Common Stock $ 0.43 $ 0.43 $ 0.37 $ 1.26 $ 1.25 19

68 68 70 Reconciliation of GAAP Net Income to Core Earnings and Net 217 217 218 Core Earnings 180 180 182 3Q18 2Q18 1Q18 4Q17 ($ in thousands, except share and per share data) • Current LIBOR levels influence asset yield and 142 142 145 therefore ROE Net Income Attributable to Common Stockholders $20,821 $23,483 $23,280 $17,034 • Business economics benefit from scale by Adjustments 51 51 53 spreading G&A expenses Non-cash equity compensation expense 295 273 1,018 25 • Asset mix impacts expected returns and risk 83 40 79 Incentive compensation to affiliate 3,286 - - - • Higher leverage increases business profitability Depreciation and amortization - - - - during favorable economic cycles 230 203 227 Unrealized (gains) or losses 205 1,822 (5,377) 79 205 151 200 Non-cash convertible notes discount amortization 91 42 - - Reversal of previously unrealized gain now realized(1) - 11,900 - - 179 98 172 Core Earnings(2) $24,698 $37,520 $18,921 $17,138 62 30 59 Weighted Average Shares Outstanding Basic 55,903,126 53,064,585 53,337,915 53,685,440 Diluted 55,921,655 53,069,866 53,378,467 53,688,027 Core Earnings per Weighted Average Share, Basic and diluted(2) $0.44 $0.71 $0.35 $0.32 Core Earnings(2) $24,698 $37,520 $18,921 $17,138 Less: Incentive compensation to affiliate 3,286 - - - Net Core Earnings(2) $21,412 $37,520 $18,921 $17,138 Net Core Earnings per Weighted Average Share, Basic and diluted(2) $0.38 $0.71 $0.35 $0.32 (1) Includes $5.5 million and $6.4 million of unrealized gains related to the first quarter of 2018 and to prior periods, respectively, that were realized during the three months ended June 30, 2018. $2.4 million of the incentive fees was incurred in the third quarter of 2018 as a result of the April CMBS sale. (2) See Appendix page 21 for definitions. Excludes $0.2 million, $0.2 million, $1.1 million and $1.1 million or $0.00, $0.00, $0.02 and $0.02 per diluted weighted average share outstanding of net original issue discount on CMBS B-pieces accreted as a component of taxable income during 3Q18, 2Q18,1Q18 and 4Q17, respectively. 20

68 68 70 217 217 218 Key Definitions 180 180 182 • "Core Earnings" and “Net Core Earnings”: Used by the Company to evaluate the Company's performance excluding the effects of certain transactions and GAAP adjustments the Company believes are not necessarily indicative of the current loan activity and operations. The Company also uses Core Earnings to determine the management and incentive fees it pays to its Manager. Core Earnings and Net Core Earnings are measures that • Current LIBOR levels influence asset yield and 142 142 145 are not prepared in accordance with GAAP. The Company defines Core Earnings as net income (loss) attributable to stockholders or, without duplication, owners of the Company's subsidiaries, computed in accordance with GAAP, including realized losses not otherwise included in GAAP net therefore ROE income (loss) and excluding (i) non-cash equity compensation expense, (ii) the incentive compensation payable to the Company's Manager, (iii) • Business economics benefit from scale by 51 51 53 depreciation and amortization, (iv) any unrealized gains or losses or other similar non-cash items that are included in net income for the applicable spreading G&A expenses reporting period, regardless of whether such items are included in other comprehensive income or loss, or in net income, and (v) one-time events pursuant to changes in GAAP and certain material non-cash income or expense items after discussions between the Company's Manager and board of • Asset mix impacts expected returns and risk 83 40 79 directors (and after approval by a majority of the independent directors). The exclusion of depreciation and amortization from the calculation of Core Earnings only applies to debt investments related to real estate to the extent the Company forecloses upon the property or properties underlying such • Higher leverage increases business profitability debt investments. Net Core Earnings is Core Earnings less incentive compensation payable to the Company’s Manager. during favorable economic cycles 230 203 227 The Company believes providing Core Earnings and Net Core Earnings on a supplemental basis to net income as determined in accordance with GAAP is 205 151 200 helpful to stockholders in assessing the overall performance of the Company's business. Core Earnings and Net Core Earnings should not be considered as substitutes for GAAP net income. The Company's methodology for calculating Core Earnings and Net Core Earnings may differ from the methodologies employed by other REITs to calculate the same or similar supplemental performance measures, and as a result, the Company's Core 179 98 172 Earnings and Net Core Earnings may not be comparable to similar measures presented by other REITs. • “IRR”: IRR is the annualized effective compounded return rate that accounts for the time-value of money and represents the rate of return on an 62 30 59 investment over a holding period expressed as a percentage of the investment. It is the discount rate that makes the net present value of all cash outflows (the costs of investment) equal to the net present value of cash inflows (returns on investment). It is derived from the negative and positive cash flows resulting from or produced by each transaction (or for a transaction involving more than one investment, cash flows resulting from or produced by each of the investments), whether positive, such as investment returns, or negative, such as transaction expenses or other costs of investment, taking into account the dates on which such cash flows occurred or are expected to occur, and compounding interest accordingly. The weighted average underwritten IRR for the investments shown reflects the returns underwritten by KKR Real Estate Finance Manager LLC, the Company’s external manager, taking into account certain assumptions around leverage up to no more than the maximum approved advance rate, and calculated on a weighted average basis assuming no dispositions, early prepayments or defaults but assuming that extension options are exercised and that the cost of borrowings remains constant over the remaining term. With respect to certain loans included in the weighted average underwritten IRR shown, the calculation assumes certain estimates with respect to the timing and magnitude of the initial and future fundings for the total loan commitment and associated loan repayments, and assumes no defaults. With respect to certain loans included in the weighted average underwritten IRR shown, the calculation assumes the one-month spot USD LIBOR as of the date the loan was originated. There can be no assurance that the actual weighted average IRRs will equal the weighted average underwritten IRRs shown. 21